Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt
Note 21 - Debt

Short-term debt is comprised of the following

	As of December 31,
(In $ millions)	2022	2021
$350m Convertible bonds	350.0	—
PPL Delivery Financing	60.0	—
Hayfin Facility	20.0	—
New DNB Facility	20.0	—
Principal Outstanding	450.0	—
Hayfin Facility Back-End Fee	0.4	—
New DNB Facility Back-End Fee	0.4	—
Deferred finance charges (2)	(4.9)	—
Carrying Value Short-Term Debt (1)	445.9	—
Long-term debt is comprised of the following:

	As of December 31,
(In $ millions)	2022	2021
PPL Delivery Financing	609.6	753.3
Keppel Delivery Financing	259.2	259.2
Hayfin Facility	134.0	197.0
New DNB Facility	130.0	—
Syndicated Senior Secured Credit Facilities	—	272.7
New Bridge Facility	—	30.3
$350 million Convertible Bonds	—	350.0
Principal Outstanding	1,132.8	1,862.5
PPL Delivery Financing Back-End Fee	26.0	29.3
Keppel Delivery Financing Back-End Fee	13.5	13.5
Hayfin Facility Back-End Fee	2.8	—
New DNB Facility Back-End Fee	2.6	—
Effective Interest Rate adjustments on PPL and Keppel Delivery Financing Facilities	19.8	17.1
Deferred finance charges(2)	(6.4)	(6.5)
Carrying Value Long-Term Debt (1)	1,191.1	1,915.9

(1) Carrying amounts in the table above include, where applicable, deferred financing fees and certain interest adjustments to allow for variations in interest payments to be straight lined.

(2) As at December 31, 2022, deferred finance charges include the unamortized legal and bank fees associated with the new DNB facility, amended Hayfin Term Loan Facility and $350 million Convertible Bond and the unamortized extension fee associated with the amended PPL Delivery Financing Facility.

The scheduled maturities as of December 31, 2022 of our principal debt are as follows:

(In $ millions)	December 31, 2022
2023	450.0
2024	114.0
2025	846.0
2026	172.8
Thereafter	—
Total	1,582.8
Our Term Loan Credit Facilities

In the second half of 2022, we refinanced our senior secured credit facilities, maturing in 2023 and 2025. Following the successful equity raise of $274.9 million of gross proceeds in August 2022 (the "August 2022 Equity Offering") and the signing and full drawdown of our $150.0 million New DNB Facility, we repaid in full the Syndicated Facility and the New Bridge Facility. Concurrently, we refinanced our shipyard delivery financing arrangement with PPL and our Hayfin Facility to mature in 2025; deferred the delivery dates for our remaining two newbuild jack-up rigs to 2025 and agreed to sell to a third party three newbuild jack-up rigs which the Company previously agreed to purchase from Keppel.

Set forth below is a description of our financing loan facilities.
Hayfin Facility

Original Agreement

On June 25, 2019, we entered into a $195 million senior secured term loan facility agreement with funds managed by Hayfin Capital Management LLP, as lenders, among others. Our wholly-owned subsidiary, Borr Midgard Assets Ltd., is the borrower under the Hayfin Facility, which is guaranteed by Borr Drilling Limited and secured by mortgages over three of our jack-up rigs, pledges over shares of and related guarantees from certain of our rig-owning subsidiaries who provide this security as owners of the mortgaged rigs and general assignments of rig insurances, certain rig earnings, charters, intra-group loans and management agreements from our related rig-owning subsidiaries. Our Hayfin Facility was originally due to mature in June 2022 and bears interest at a rate of LIBOR plus a specified margin. The Hayfin Facility agreement includes a make-whole obligation if repaid during the first twelve months and, thereafter, a fee for early prepayment and final repayment.

Our Hayfin Facility agreement contains various financial covenants, including a requirement that we maintain minimum liquidity equal to three months' interest on the facility for each jack-up rig providing security that are not actively operating under an approved drilling contract (as defined in the Hayfin Facility agreement). Our Hayfin Facility agreement also contains a loan to value covenant, linked to a minimum security value clause, initially requiring that the market value of our rigs at all times should cover at least 175% of the aggregate outstanding facility amount.

The facility also contains various covenants which restrict distributions of cash from Borr Midgard Holding Ltd., Borr Midgard Assets Ltd. and our related rig-owning subsidiaries to us or our other subsidiaries and the management fees payable to Borr Midgard Assets Ltd.’s directly-owned subsidiaries. Our Hayfin Facility agreement also contains customary events of default which include any change of control, non-payment, cross default, breach of covenants, insolvency and changes which have or are likely to have a material adverse effect on the relevant obligor’s business, ability to perform its obligations under the Hayfin Facility agreement or security documents or jeopardize the security provided thereunder. If there is an event of default, the lenders under our Hayfin Facility may have the right to declare a default or may seek to negotiate changes to the covenants and/or require additional security as a condition of not doing so. The lenders under our Hayfin Facility may also require replacement or additional security if the market value of the jack-up rigs over which security is provided is insufficient to meet our market value-to-loan covenant.

June 2020 Amendments

In June 2020, Hayfin agreed to certain amendments to the facility, including relaxing some restrictions related to transfer of cash within the ring fenced structure and allowing the Company to utilize minimum liquidity equal to three months' interest ($2.4 million at the time) in the Ring Fenced Entities to pay interest under the facility. The restricted cash was originally required to be replenished on January 1, 2021, however following loan agreement amendments in January 2021 this date was amended to October 1, 2021. As at December 31, 2021, we held $1.1 million of restricted cash relating to this facility (see Note 12 - Restricted Cash). In January 2021, this value-to-loan covenant threshold was lowered from 175% to 140%.

January 2021 Amendments

In January 2021, Hayfin agreed to certain amendments to the facility pursuant to which the maturity date of this facility was amended from June 2022 to January 2023. Also included in the January 2021 amendments were purchase options for the benefit of Hayfin, in respect of the “Thor” and “Skald”, unless the rigs were activated by December 31, 2021, in order to repay the secured debt on the relevant rig, with the right for the company to repay/refinance the loan and retain the rig within a certain time period. As at December 31, 2021, the "Skald" was activated and operating, and the "Thor" was undergoing activation. In December 2021, the date at which the "Thor" had to complete its activation was amended to February 28, 2022, which was further amended as described below. Also as part of these amendments, limitations were also placed on payments to other creditors, other than certain permitted payments.

March 2022 Consent and Amendment

In March 2022, the Company entered into a “Consent and Amendment letter” with Hayfin whereby Hayfin consented to the Company entering into agreements with the shipyards to defer debt maturities and delivery installments until 2025 and make other amendments to the shipyard facilities, including changing the payments in 2022 and 2023. The Consent and Amendment letter introduced a Financial Covenant related to the Book Equity Ratio of the Company, similar to that of the Syndicated Senior Secured Credit Facilities. Moreover, this Consent and Amendment letter amended the date by which the "Thor" had to complete its activation from February 28, 2022, to March 31, 2022 and subsequently, Hayfin agreed to further extend such date to April 30, 2022, by which date the activation was completed and "Thor" entered into operations on July 15, 2022.

October 2022 Amendment

In October 2022, Hayfin agreed to certain amendments to the facility pursuant to which the maturity date of this facility was extended from January 2023 to January 2025 subject to an extension fee and a $45.0 million repayment in the fourth quarter of 2022, of which $30.0 million was paid in October 2022, using proceeds from the August 2022 Equity Offering and $15.0 million was paid in December 2022.

Principal repayments of $20.0 million are due in 2023 and $30.0 million are due in 2024, in quarterly installments. The facility bears interest at SOFR plus a margin and includes an exit/repayment fee. In addition, our Hayfin facility contains a “most favored nation” clause which provides that our financial covenants shall be amended to reflect any more lender-favorable covenants that we agree in any other loan agreement as well as a clause that restricts certain amendments to other secured debt facilities including amendments that would increase principal amount, payments or margins or bring forward payment dates. The Hayfin Facility includes financial covenants in respect of minimum Group Cash and minimum book equity ratio at the same level as the DNB Facility (as described below).

As of December 31, 2022, jack-up rigs “Saga”, “Skald” and “Thor” were pledged as collateral for the Hayfin Loan Facility. Total book value of the encumbered rigs was $383.6 million as of December 31, 2022.

As of December 31, 2022, the facility was fully drawn and we had $154.0 million outstanding under our Hayfin Facility, which included a deferred amendment fee of $2.0 million.
As at December 31, 2022, the Company was in compliance with the requirements of its covenants under the Hayfin facility.
New DNB Facility

In October 2022, we entered into a new $150.0 million secured loan facility which matures in October 2025. The proceeds of this facility were used, together with a portion of the proceeds of our August 2022 Equity Offering, to repay our previous Syndicated Facility and New Bridge Facility under which we had an aggregate of $310.5 million principal outstanding as of September 30, 2022.

Our obligations under this new facility are secured by pledges of five jack-up rigs (“Idun”, “Norve”, “Prospector 1”, “Prospector 5” and “Mist”) and pledges over shares of and related guarantees from certain of our rig-owning subsidiaries which provide this security as owners of the pledged rigs and general assignments of rig insurances, certain rig earnings, charters, intra-group loans and management agreements from our related rig-owning subsidiaries. The pledged rigs constitute five of the eight rigs which had secured our previous Syndicated Facility and New Bridge Facility.

The New DNB Facility has quarterly repayments of $5.0 million and bears interest at three month compounded SOFR plus a margin. The facility also includes an exit/repayment fee.

The New DNB Facility agreement contains various restrictions, including, among others, restrictions on incurring additional indebtedness and entering into joint ventures; restrictions on dividends and investments and repurchases of our shares, restrictions on providing financial support, restrictions on disposals of assets, a negative pledge over certain assets and restrictions on new secured debt (subject to exceptions, including a basket for up to $150.0 million of new secured financing secured by our three unencumbered rigs).
Furthermore, a change of control event occurs if any person other than Mr. Tor Olav Trøim or persons collaborating or acting in concert with him obtain more than 30% of the voting power in the Company or control the appointment of the board, unless such new controlling shareholders are acceptable to all the lenders. Our New DNB Facility agreement contains customary events of default which include non-payment, cross default, breach of covenants, insolvency and changes which have or are likely to have a material adverse effect on the relevant obligor’s business, ability to perform its obligations under the New DNB Facility agreement or security documents or jeopardize the security provided thereunder. In addition, our New DNB Facility contains a “most favored nation” clause which provides that our financial covenants shall be amended to reflect any more lender favorable covenants that we agree in any other loan agreement as well as a clause that restricts certain amendments to other secured debt facilities including amendments that would increase principal amount, payments or margins or bring forward payment dates. There are also limitations on payments to other creditors, other than certain permitted payments.

The New DNB Facility includes certain financial covenants, including a requirement that we maintain: (i) through December 31, 2023, minimum “Parent Cash” (cash held by Borr Drilling Ltd or a subsidiary and which can be paid to Borr Drilling Ltd without restriction, including upon an event of default) of not less than $10 million and minimum “Group Cash” (cash held by any member of the Borr group excluding cash in pledged bank accounts which cannot be freely transferred to Borr Drilling Ltd prior to an event of default) of not less than $15 million, in each case through December 31, 2023; from January 1 to December 31, 2024, minimum Parent Cash of not less than $50 million and from January 1 to October 5, 2025, minimum Parent Cash of not less than $75 million; (ii) a minimum book equity ratio until December 31, 2023, equal to or higher than 20%; from January 1 to December 31 2024, equal to or higher than 25% and from January 1, 2025 to maturity, equal to or higher than 35%; (iii) a positive working capital balance; and (iv) aggregate market value of the pledged rigs of at least 175% of the amount of loans outstanding under the facility.
As at December 31, 2022, the Company was in compliance with the requirements of its covenants under the DNB facility.

As of December 31, 2022, “Mist”, "Idun", "Prospector 1", "Prospector 5" and "Norve" were pledged as collateral for the DNB Facility. Total book value of the encumbered rig was $443.6 million as of December 31, 2022.

As of December 31, 2022, the facility was fully drawn and we had $150.0 million outstanding under our $150 million New DNB Facility due in 2025.
Convertible Bonds
Convertible Bonds due 2023

In May 2018, we raised $350.0 million through the issuance of convertible bonds, which mature in May 2023. As at December 31, 2022, the conversion price was $63.5892 per share, with the full amount of the convertible bonds convertible into a total of 5,504,079 shares. The convertible bonds have a coupon of 3.875% per annum payable semi-annually in arrears in equal installments. The terms and conditions governing our convertible bonds contain customary events of default, including failure to pay any amount due on the bonds when due, and certain restrictions, including, among others, restrictions on our ability and the ability of our subsidiaries to incur secured capital markets indebtedness, subject to exceptions. The Company entered into Call Spreads to mitigate potential effects of a conversion (see Note 9 - Other Financial Expenses, net).

As of December 31, 2022, we were in compliance with the covenants and our obligations under our convertible bonds. We have deposited with the trustee for these bonds the full amount to be repaid at maturity which we raised with the proceeds of the unsecured convertible bonds due in 2028 and the senior secured bonds due in 2026.

Unsecured Convertible Bonds due 2028

In February 2023, we raised $250.0 million through the issuance of new unsecured convertible bonds, which mature in February 2028, the proceeds of which will be used to refinance our Convertible Bonds due in May 2023 and following the redemption and cancellation in full of these bonds for general corporate purposes. The proceeds from the issuance will be held in an escrow account and the release to the Company is subject to certain conditions, including, among others, evidence that the Company has received or will receive the net proceeds of a new senior secured bonds with proceeds of at least $100 million, execution of all related finance documents, and confirmation that the applicable prospectus requirement (EU prospectus regulation) concerning the issuance of the unsecured convertible bonds have been fulfilled. The initial conversion price is $7.3471 per share, with the full amount of the convertible bonds convertible into 34,027,031 shares. The convertible bonds have a coupon of 5% per annum payable semi-annually in arrears in equal installments. The terms and conditions governing our convertible bonds contain customary events of default, including failure to pay any amount due on the bonds when due, and certain restrictions, including, among others, restrictions on disposal of assets and our ability to carry out any merger or corporate reorganization, subject to exceptions.

Secured Bonds

Senior Secured Bonds due 2026

In February 2023, we raised $150.0 million through the issuance of senior secured bonds, which mature in February 2026, the proceeds of which will be used (i) first, to repay the remaining parts of our Convertible Bonds due in May 2023 not repaid by the funds of the Unsecured Convertible Bonds due 2028, and (ii) second, for general corporate purposes. The proceeds from the issuance are held in an escrow account and the release to the Company is subject to similar conditions as the ones applicable to Unsecured Convertible Bonds due 2028 described above. The senior secured bonds have a coupon of 9.50% per annum payable semi-annually in arrears in equal installments, and secured by, among other assets, first priority mortgages over the jack-up rigs “Frigg”, “Odin” and “Ran”.

The terms and conditions governing our senior secured bonds contain customary events of default, including failure to pay any amount due on the bonds when due, and certain restrictions, including, among others, restrictions on incurring additional indebtedness and entering into joint ventures; restrictions on dividends and investments and repurchases of our shares, restrictions on providing financial support, restrictions on disposals of assets, a negative pledge over certain assets and restrictions on new secured debt, to carry out any merger or corporate reorganization, subject to exceptions.

Furthermore, a change of control event occurs if any person, obtains a majority of the voting rights in the Company or the right to elect or remove a majority of the board, upon which each bondholder will have the right to require that the Company purchases all or some of the bonds held by that bondholder at a price equal to 101.00% of the nominal amount. Further, the terms and conditions governing our senior secured bonds contain customary events of default and the corresponding acceleration of the bonds, which include, among others, non-payment, cross default, breach of covenants, misrepresentation, insolvency, any expropriation, sequestration or execution of any assets having an aggregate value exceeding $10 million .

The terms and conditions governing our senior secured bonds includes certain financial covenants, including a requirement that we maintain: (i) a minimum equity ratio until December 31, 2023, equal to or higher than 20% and from January 1 2024 and thereafter equal to or higher than 25%; (ii) a minimum liquidity until December 31, 2023 equal to or higher than $15 million and from January 1, 2024 and thereafter equal to or higher than $50 million; and (iii) positive working capital.
Our Delivery Financing Arrangements

PPL Newbuild Financing

Original Agreements

In October 2017, we agreed to acquire nine premium “Pacific Class 400” jack-up rigs from PPL (the “PPL Rigs”). In connection with delivery of the PPL Rigs, our rig-owning subsidiaries as buyers of the PPL Rigs agreed to accept delivery financing for a portion of the purchase price equal to $87.0 million per jack-up rig (the “PPL Financing”).

The PPL Financing for each PPL Rig is an interest-bearing secured seller's credit, with the borrower being either a rig owner in which case its obligations are guaranteed by the Company, or the borrower being the Company, with the rig owner as guarantor and provider of security in its assets. Each seller’s credit originally matured on the date falling 60 months from the delivery date of the respective PPL Rig, however in January 2021, amendments were made to amend maturity dates for the loans to May 2023. The PPL Financing bears interest at three-month USD LIBOR plus a variable marginal rate.

The PPL Financing is cross-collateralized and secured by a mortgage on each PPL Rig and an assignment of the insurances in respect of each PPL Rig. The PPL Financing also contains various covenants and the events of default include non-payment, cross default, breach of covenants, insolvency and changes which have or are likely to have a material adverse effect on the relevant obligor’s business, ability to perform its obligations under the PPL Financing agreements or security documents, or jeopardize the security. In addition, each rig-owning subsidiary is subject to certain covenants.

Accrued, unpaid interest is guaranteed by Borr IHC Limited, an intermediate holding company which was incorporated on June 29, 2020 (in connection with the June 2020 Amendments, as discussed below). Borr IHC Limited is a subsidiary of the Company and has acquired the shares in the Company’s other subsidiaries with the exception of Borr Jack-Up XVI. The security for the
PPL Financing also includes share security over the owners of the rigs which were delivered by PPL with finance under the PPL Financing agreements.

June 2020 Amendments

In June 2020, a substantial amount of cash payments of interest was deferred in relation to these rigs for the period from the first quarter of 2020 to the fourth quarter of 2021, and accrued interest became payable from the first quarter of 2022, except for $1 million becoming payable per quarter starting in the first quarter of 2020.

January 2021 Amendments

In January 2021, further amendments were made to the terms of various of the covenants, and repayment dates were amended to occur in May 2023. Accrued interest payments were amended to March 2023, however an interim payment schedule was introduced requiring a total of $6 million and $12 million to be paid in 2021 and 2022, respectively. Minimum liquidity covenant levels were also amended to: $5 million until December 31, 2021; $10 million from and including January 1, 2022 to and including June 30, 2022; $15 million from and including July 1, 2022. Value to loan covenants were also amended, requiring additional security in the event that the value of any rigs fall below $70 million in 2021, $75 million in 2022 or $80 million thereafter. Limitations were also placed on payments to other creditors, other than certain permitted payments.

October 2022 Amendments

We amended the terms of this agreement in October 2022, which included (i) refinancing the maturities from 2023 to 2025, (ii) revised payments of capitalized interest in 2022 of $37.9 million (of which $13.9 million was paid on completion in October 2022, and $24.0 million was paid in December 2022), payments in March 2023 of $20.0 million to be applied to repay a portion of capitalized interest and quarterly repayments of the remaining capitalized interest outstanding as of March 2023, with 50% payable in the last three quarters of 2023 and 50% payable quarterly in 2024, (iii) payment of an extension fee of $7.5 million which was paid in August 2022, (iv) repayment of principal of $60 million in 2023 and $64.0 million in 2024, (v) applying 20% of future equity offerings to pay down this facility, to be applied first to accrued interest, and (vi) the sale by November 15, 2022 of the rig “Gyme”.

On November 15, 2022, we completed the sale of “Gyme” for $120.0 million. The net proceeds from the sale were applied to repay principal, back-end fee and accrued interest for the rig, and any excess amounts received by PPL were applied to the capitalized interest for the eight other rigs which are financed by PPL. Prior to the sale of "Gyme", these facilities were secured by nine rigs, following such sale the facilities are secured by eight rigs.

As of December 31, 2022, "Galar", "Gerd", "Gersemi", "Grid", "Gunnlod", "Groa", "Natt" and "Njord" were pledged as collateral for the PPL financing. Total book value for the encumbered rigs was $1,084.0 million as of December 31, 2022.

As of December 31, 2022, we had $669.6 million principal amount of debt (2021: $753.3 million) outstanding under the PPL Financing and were in compliance with the covenants and our obligations under the PPL Financing agreements.
Keppel Newbuild Financing

Original Agreement

In May 2018, we agreed to acquire five premium KFELS B class jack-up rigs, three completed and two under construction from Keppel (the “Keppel H-Rigs”). As of December 31, 2021, two Keppel H-Rigs ("Huldra" and "Heidrun") remained to be delivered. In connection with delivery of the Keppel H-Rigs, Keppel had agreed to extend delivery financing for a portion of the purchase price equal to $90.9 million (to be referred to as the "H-Rig Financing"). Separately from the H-Rigs Financing described below, we may exercise an option to accept delivery financing from Keppel with respect to two ("Vale" and "Var") of the three additional newbuild jack-up rigs, acquired in connection with the Transocean Transaction. We will, prior to delivery of each jack-up rig from Keppel, consider available alternatives to such financing.

The H-Rig Keppel Financing for each Keppel H-Rig is an interest-bearing secured facility from the lender thereunder (an affiliate of Keppel), guaranteed by the Company which will be made available on delivery of each rig. Maturity dates were initially 60 months from the delivery date of each respective Keppel H-Rig, however in January 2021, amendments were made to extend maturity dates for the loans by one year, and for interest payment dates to be deferred by one year.
The first interest payment of the H-Rig loans were originally due to be accrued and paid on the date falling on the third anniversary of each loan, and thereafter to be paid in quarterly payments until repayment. In January 2021, amendments were made to the interest for the fourth year to be paid on the fourth anniversary of each loan.

The H-Rig Financing for each respective Keppel Rig will be secured by a mortgage on such Keppel Rig, assignments of earnings and insurances and a charge over the shares of the rig-owning subsidiary which holds each such Keppel Rig. The H-Rig Financing agreements also contain a loan to value clause requiring that the market value of our rigs shall be at least 130% of the loan and also contains various covenants, including, among others, restrictions on incurring additional indebtedness. Each Keppel Financing agreement also contains events of default which include non-payment, cross default, breach of covenants, insolvency and changes which have or are likely to have a material adverse effect on the relevant obligor’s business, ability to perform its obligations under the Keppel Financing agreements or security documents, or jeopardize the security.

As of December 31, 2022, Arabia I (formerly Heimdal), Arabia II (formerly Hermod) and Hild were pledged as collateral for the Keppel financing. Total book value for the encumbered rigs was $484.5 million as of December 31, 2022.

As of December 31, 2022, we had $259.2 million (2021: $259.2 million) in Keppel principal Financing outstanding and were in compliance with our covenants and obligations under the Keppel Financing agreements.

Undelivered Keppel Newbuild Financing

June 2020 Amendments

In June 2020, we agreed to defer the delivery of two of the Keppel Rigs ("Huldra" and "Heidrun") to the third quarter of 2022 and three of the newbuild jack-up rigs acquired in connection with the Transocean Transaction to June 30, 2022 ("Tivar") and the third quarter of 2022 ("Vale" and "Var"). We also agreed to pay certain holding and other costs for each of the five rigs in respect of the period from the original delivery dates to the revised delivery dates.

January 2021 Amendments

In January 2021, we agreed with Keppel to amendments to these agreements including for purchase price installments, holding costs and cost cover payments in respect of the five undelivered rigs to be deferred until 2023, other than interim payments totaling $6 million in 2021, and $12 million in 2022. We also agreed to postpone deliveries to May 2023 ("Tivar"), July 2023 ("Vale"), September 2023 ("Var"), October 2023 ("Huldra") and December 2023 ("Heidrun"). For the undelivered rigs, Keppel was given the right to terminate newbuilding contracts with no refund or other compensation to the rig owner(s) if it receives an offer form a third party, unless Borr purchases the rigs at the contract price within a certain time period. Limitations were also placed on payments to other creditors, other than certain permitted payments.

Sale of "Tivar", "Huldra" and "Heidrun"

In June 2022, we entered into an agreement to sell the three newbuild rigs “Tivar”, “Huldra” and “Heidrun”, all under construction at Keppel FELS shipyard for a total consideration of $320 million, which will be used to pay the delivery installments of the rigs. Following the agreement to sell the rigs, the Company will not utilize the loan facility committed for "Huldra" and "Heidrun".

October 2022 Amendments

We had agreements to purchase five rigs from Keppel on various dates in 2023 for a total remaining purchase price of $624.0 million, plus costs accrued for deferring delivery dates of the rigs. In October 2022, we amended these agreements to provide for the sale of three rigs under construction to a third party for total consideration of $320.0 million under a separate agreement with a third party buyer to be negotiated and documented separately, to be used to pay the delivery installments of the three rigs. Under the terms of the amendment, the delivery dates for the three rigs to be sold was the fourth quarter of 2022, May 2023, and July 2023, for “Tivar”, “Huldra” and “Heidrun” respectively. The Company has agreed to pay $32.6 million to Keppel to be equally split per rig and paid on the delivery date for each rig in addition to the $320 million sale price to be paid by the third party buyers, which represents the balancing amounts of the Company's commitment to Keppel for the three rigs. “Tivar” was delivered to the third party buyer in the fourth quarter of 2022 and the Company paid $10.9 million to Keppel as part of the delivery of the rig, which was one third of the $32.6 million that was agreed to be paid.
The amendment to the Keppel agreement provides for the Company to purchase the other two undelivered rigs from Keppel in July 2025 (for “Vale”) and September 2025 (for “Var”) for an aggregate purchase price of $147.4 million per rig, of which Keppel has committed to finance $130 million for each rig, with a four year maturity, with repayments beginning on the third year of the loan until maturity. In addition, the Company is liable to pay the cost for deferral of delivery of these two rigs at 7.5% per annum to be paid 50% in 2023 and 50% in 2024.
Interest

The average interest rate for our interest-bearing debt (excluding our convertible bonds) was 7.32% for the year ended December 31, 2022 (2021: 4.85%). The average margin of our interest-bearing Financing Arrangements is calculated as the weighted average of the forecasted outstanding loan balance and margin, and excludes our convertible bonds.